                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ---------------



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 21, 1998
                                                  ------------------



                          BAY VIEW CAPITAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    DELAWARE                 0-17901                 94-3078031
--------------------------------------------------------------------------------
(State or other      (Commission File Number)       (IRS Employer
jurisdiction of                                  Identification No.)
incorporation)


1840 GATEWAY DRIVE, SAN MATEO, CALIFORNIA                94404
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code (650) 573-7300
                                                          --------------


                                      N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

                               BAY VIEW CAPITAL I
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    DELAWARE                0-17901-01               APPLIED FOR
--------------------------------------------------------------------------------
(State or other      (Commission File Number)       (IRS Employer
jurisdiction of                                  Identification No.)
incorporation)


1840 GATEWAY DRIVE, SAN MATEO, CALIFORNIA                94404
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (650) 573-7300
                                                          --------------


                                      N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 5.  Other Events
         ------------

          Bay View Capital Corporation (the "Company") and Bay View Capital I (the "Trust") hereby file the exhibits listed in Item 7 below in connection with the sale by the Trust of 3,600,000 9.76% Cumulative Capital Securities (the "Capital Securities"), completed on December 21, 1998.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

1 Underwriting Agreement, dated December 15, 1998, among the Company, the Trust, Dain Rauscher Wessels, a division of Dain Rauscher Incorporated, EVEREN Securities, Inc., Piper Jaffray Inc. and Sutro & Co. Incorporated.

4.1       Amended and Restated Declaration of Trust of the Trust.

4.2       Guarantee Agreement with respect to the Capital Securities.

4.3 Indenture with respect to the Company's 9.76% Junior Subordinated Deferrable Interest Debentures due December 31, 2028 (the "Debentures").

4.4       First Supplemental Indenture with respect to the Debentures.

99        Press Release Announcing the Sale of the Capital Securities.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BAY VIEW CAPITAL CORPORATION



Date: December 22, 1998    By: /s/ Robert J. Flax
                               -------------------------------------
                                  Robert J. Flax
                                  Executive Vice President,
                                    General Counsel and Secretary



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BAY VIEW CAPITAL I



Date: December 22, 1998    By: /s/ Robert J. Flax
                               --------------------------------------
                                  Robert J. Flax
                                  Trustee

                                 EXHIBIT INDEX


Exhibit
Number              Description
-------             -----------
1         Underwriting Agreement, dated December 15, 1998, among the Company, the Trust, Dain Rauscher Wessels, a division of Dain Rauscher
          Incorporated, EVEREN Securities, Inc., Piper Jaffray Inc. and Sutro &
          Co. Incorporated.

4.1       Amended and Restated Declaration of Trust of the Trust.

4.2       Guarantee Agreement with respect to the Capital Securities.

4.3       Indenture with respect to the Company's 9.76% Junior Subordinated
          Deferrable Interest Debentures due December 31, 2028 (the
          "Debentures").

4.4       First Supplemental Indenture with respect to the Debentures.

99        Press Release Announcing the Sale of the Capital Securities.